                                                                    Exhibit 10.3

                         AGREEMENT AND SECOND AMENDMENT
                               TO CREDIT AGREEMENT

         THIS AGREEMENT and Second Amendment to Credit Agreement, hereinafter referred to as this "Amendment", dated as of November 1, 2001, is made and entered into by and among ARCHSTONE-SMITH OPERATING TRUST, a Maryland real estate investment trust formerly known as Archstone Communities Trust (the "Borrower"), the financial institutions (including Chase, the Syndication Agent
 --------
and the Documentation Agent, the "Lenders") which are now or may hereafter
                                  -------
become signatories hereto, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for Lenders (in such capacity,
              -----
"Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent for
 -----
Lenders (in such capacity, "Syndication Agent"), and BANK OF AMERICA, N.A., as
                            -----------------
documentation agent for the Lenders (in such capacity, "Documentation Agent").
                                                        -------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and certain of the Lenders have entered into a Credit Agreement dated as of December 20, 2000, and an Agreement and First Amendment to Credit Agreement dated as of September 21, 2001 (the "Credit Agreement"); and
                                                      ----------------

         WHEREAS, the Borrower has requested that the Commitment be increased to $700,000,000.00 pursuant to Section 2.1(d) of the Credit Agreement; and

         WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders desire to amend the Credit Agreement in certain respects to provide for the increase of the Commitment, and to make certain other changes to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders do hereby agree as follows:

Section 1. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

Section 2. The Borrower has requested that the aggregate Commitment be increased to $700,000,000.00 pursuant to Section 2.1(d) of the Credit Agreement. This Amendment will provide for the increase of the Commitment. The aggregate amount of the Commitment is $700,000,000.00.

     Section 3. Each Lender Commitment and the Percentage for each Lender is as described on Exhibit A attached hereto and hereby made a part hereof, and the
             ---------
signature pages to the Credit Agreement are so amended.

     Section 4. Section 2.8(d)(y) of the Credit Agreement is hereby amended to replace "10:30 a.m." with "9:30 a.m.".

     Section 5. Section 2.8(j) of the Credit Agreement shall be amended to add the following sentence at the end thereof:

     Each Money Market Loan shall mature at the end of each Interest Period, as specified in the Money Market Quote.

     Section 6. Section 8.1(b)(ii) of the Credit Agreement shall be amended to read as follows:

     (ii) increase the Commitment above $700,000,000.00,

     Section 7. Section 8.1(c) of the Credit Agreement shall be amended in its entirety to be and read as follows:

         (c) without the prior written consent of the Super-Majority Lenders, Agent shall not modify, amend or waive in any respect whatsoever the provisions of (i) Section 5.3 or the definitions of the financial
                           -----------
         covenants (or any component thereof) described in Section 5.3, (ii)
                                                           -----------
         Section 5.11(c)(i), or (iii) Section 6.2.
         ------------------           -----------

     Section 8. Exhibit B to the Credit Agreement is hereby deleted and replaced with a new Exhibit B in the form of Exhibit B attached hereto and hereby made a
           ---------
part hereof.

     Section 9. Borrower represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement, as modified by this Amendment, are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

     Section 10. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect.

     Section 11. The term "Credit Agreement" as used in the Credit Agreement, the other Credit Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

     Section 12. Guarantor hereby joins in this Amendment to evidence Guarantor's consent to execution by the Borrower of this Amendment, to confirm that the Guaranty applies and shall continue to apply to the increased Commitment and to the Credit Agreement as modified by this Amendment and to acknowledge that without such consent and confirmation, the Agent and the Lenders would not execute this Amendment or otherwise consent to such modification.

     Section 13. This Amendment (a) shall be binding upon the Borrower, the Guarantor, the Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America;
(d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

                         ARCHSTONE-SMITH OPERATING TRUST

                         By:    /s/ Jack R. Callison, Jr.
                            ----------------------------------------------------
                         Name:  Jack R. Callison, Jr.
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                         PTR-CALIFORNIA HOLDINGS (3) LLC, formerly known as PTR-CALIFORNIA HOLDINGS (3) INCORPORATED

                         By:    /s/ Jack R. Callison, Jr.
                            ----------------------------------------------------
                         Name:  Jack R. Callison, Jr.
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                         SCA-NORTH CAROLINA LIMITED
                         PARTNERSHIP

                         By:    Archstone Smith, Operating Trust, Sole Member.

                         BY: SCA-North Carolina (1) LLC,
                             General Partner

                             By:    /s/ Jack R. Callison, Jr.
                                ------------------------------------------------
                             Name:  Jack R. Callison, Jr.
                                   ---------------------------------------------
                             Title: Vice President
                                   ---------------------------------------------

                         SCA-NORTH CAROLINA (1) LLC, formerly known as SCA-NORTH CAROLINA (1) INCORPORATED

                         By:    Archstone Smith, Operating Trust, Sole Member.

                         By:    /s/ Jack R. Callison, Jr.
                            ----------------------------------------------------
                         Name:  Jack R. Callison, Jr.
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                            SCA-NORTH CAROLINA (2) LLC, formerly
                            known as SCA-NORTH CAROLINA (2)
                            INCORPORATED
                            By: Archstone-Smith Operating Trust, sole member

                            By:  /s/ Jack R. Callison, Jr.
                               -------------------------------------------------
                            Name:  Jack R. Callison, Jr.
                                 -----------------------------------------------
                            Title:  Vice President
                                  ----------------------------------------------


                            SCA-1 LLC, formerly know as SCA-1 INCORPORATED
                            By: Archstone-Smith Operating Trust, sole member

                            By:  /s/ Jack R. Callison, Jr.
                               -------------------------------------------------
                            Name:  Jack R. Callison, Jr.
                                 -----------------------------------------------
                            Title:  Vice President
                                  ----------------------------------------------

                            ATLANTIC MULTIFAMILY LIMITED
                            PARTNERSHIP-1
                            By: Archstone-Smith Operating Trust, sole member

                            BY:    SCA-1 LLC,
                                   General Partner

                                   By: /s/ Jack R. Callison, Jr.
                                      ------------------------------------------
                                   Name: Jack R. Callison, Jr.
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                            ASN MASSACHUSETTS HOLDINGS (3) LLC,
                             formerly known as ASN MASSACHUSETTS
                             HOLDINGS (3) INCORPORATED

                            By: Archstone-Smith Operating Trust, sole member

                            By:  /s/ Jack R. Callison, Jr.
                               -------------------------------------------------
                            Name:   Jack R. Callison, Jr.
                                 -----------------------------------------------
                            Title:  Vice President
                                  ----------------------------------------------

                                  ARCHSTONE COMMUNITIES LIMITED
                                  PARTNERSHIP II

                                  BY:   Archstone-Smith Operating Trust,
                                        General Partner

                                        By: /s/ Jack R. Callison, Jr.
                                           -------------------------------------
                                        Name:   Jack R. Callison, Jr.
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                  ASN NORTHGATE, L.L.C.

                                  By:   Archstone-Smith Operating Trust,
                                        Sole Member

                                        By: /s/ Jack R. Callison, Jr.
                                           -------------------------------------
                                        Name:   Jack R. Callison, Jr.
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                     THE CHASE MANHATTAN BANK,
                                      as Agent and as a Lender

                                     By:    /s/ Kent A. Kaiser
                                        ----------------------------------------
                                     Name:     Kent A. Kaiser
                                          --------------------------------------
                                     Title:  Sr. Vice President
                                           -------------------------------------

                                 CITICORP NORTH AMERICA, INC.


                                 By:       /s/ Michael Chlopak
                                          --------------------------------------
                                 Name:        Michael Chlopak
                                          --------------------------------------
                                 Title:       VP
                                          --------------------------------------

                                       BANK OF AMERICA, N.A.



                                       By:   /s/ Patrick Trowbridge
                                          --------------------------------------
                                       Name:     Patrick Trowbridge
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION



                                     By: /s/ John W. McKinny
                                        ----------------------------------------
                                     Name:   John W. McKinny
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------

                                        COMMERZBANK AG, NEW YORK
                                        AND GRAND CAYMAN BRANCHES



                                        By: /s/ Christine Finkel
                                           -------------------------------------
                                        Name:   Christine Finkel
                                             -----------------------------------
                                        Title:  Vice President
                                             -----------------------------------

                                        By: /s/ E. Marcus Perry
                                             -----------------------------------
                                        Name:   E. Marcus Perry
                                             -----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

                                        BANK HAPOALIM, B.M.



                                        By: /s/ Marc Bosc
                                           -------------------------------------
                                        Name:   Marc Bosc
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        By: /s/ Conrad Wagner
                                           -------------------------------------
                                        Name:   Conrad Wagner
                                             -----------------------------------
                                        Title:  First Vice President
                                              ----------------------------------

                                        WACHOVIA BANK, N.A.



                                        By: /s/ Rob Carter
                                            ------------------------------------
                                        Name:  Rob Carter
                                               ---------------------------------
                                        Title: VP
                                               ---------------------------------

                                        FIRST UNION NATIONAL BANK




                                        By: /s/ Daniel J. Sullivan
                                            --------------------------------
                                        Name:  Daniel J. Sullivan
                                               -----------------------------
                                        Title: Managing Director
                                               -----------------------------

                                          MELLON BANK, N.A.



                                          By:   /s/ James G. McDunn
                                              ----------------------------------
                                          Name:  James G. McDunn
                                                --------------------------------
                                          Title: Vice President
                                                --------------------------------

                                        SOUTHTRUST BANK



                                        By: /s/ Lynn W. Feuerlein
                                           -------------------------------------
                                        Name:   Lynn W. Feuerlein
                                             -----------------------------------
                                        Title:  Group Vice President
                                              ----------------------------------

                                     SUNTRUST BANK



                                        By: /s/ Gregory T. Harstman
                                           -------------------------------------
                                        Name:   Gregory T. Harstman
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------

                                       BANK ONE, NA



                                       By: /s/ Dell K. McCoy
                                         ---------------------------------------
                                       Name:  Dell K. McCoy
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------

                                         UNION BANK OF CALIFORNIA, N.A.



                                         By: /s/ Karen Kokame
                                            ------------------------------------
                                         Name:   Karen Kokame
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------

                                   KEYBANK NATIONAL ASSOCIATION



                                   By: /s/ Vicki Transher
                                       -------------------------------------
                                   Name:  Vicki Transher
                                          ----------------------------------
                                   Title: Assistant Vice President
                                          ----------------------------------

                                     FLEET NATIONAL BANK



                                     By:  /s/ Bill Lamb
                                        --------------------------------------
                                     Name:  Bill Lamb
                                          ------------------------------------
                                     Title: Vice President
                                           -----------------------------------

                                        CITIZENS BANK OF RHODE ISLAND

                                        By: /s/ Mark T. Brassard
                                           -------------------------------------
                                        Name:   Mark T. Brassard
                                             -----------------------------------
                                        Title:  Loan Officer
                                              ----------------------------------

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:  /s/ Paul Jamiolkowski
                                             -----------------------------------
                                        Name:  Paul Jamiolkowski
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        Address:
                                        PNC Real Estate Finance
                                        249 Fifth Avenue
                                        Pittsburgh, Pennsylvania  15222-2707
                                        Attention: Paul Jamiolkowski

                                        Telephone No.: (412) 768-3928
                                        Telecopy No.: (412) 762-6500

                                     AMSOUTH BANK


                                     By:   /s/ Arthur J. Sharbel, III
                                         ---------------------------------------
                                     Name:   Arthur J. Sharbel, III
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                     Address:
                                     Commercial Real Estae
                                     1900 Fifth Avenue North, 9/th/ Floor
                                     Birmingham, Alabama 35203
                                     Attention:  Arthur J. (Buddy) Sharbel, III

                                     Telephone No.: (205) 581-7647
                                     Telecopy No.: (205) 326-4075

                                        U.S. BANK NATIONAL ASSOCIATION



                                        By: /s/ Deborah Epstein-Brown
                                            ------------------------------------
                                        Name:   Deborah Epstein-Brown
                                              ----------------------------------
                                        Title:  Commercial Banking Officer
                                               ---------------------------------


                                        Address:
                                        400 North Michigan Avenue, 1/st/ Floor
                                        Chicago, Illinois 60611
                                        Attention: Deborah Epstein-Brown

                                        Telephone No.: (312) 836-6736
                                        Telecopy No.: (312) 836-6702

                                        ALLFIRST BANK



                                        By:   /s/ David Eisemann
                                            ------------------------------------
                                        Name:  David Eisemann
                                              ----------------------------------
                                       Title:  Vice President
                                               ---------------------------------

                                        Address:
                                        Mail Code 101-747
                                        25 South Charles Street, 17/th/ Floor
                                        Baltimore, Maryland 21201
                                        Attention: David Eisemann

                                        Telephone No.: (410) 545-2371
                                        Telecopy No.: (410) 545-2017

     LENDER                                 LENDER COMMITMENT
                                               (PERCENTAGE)

The Chase Manhattan Bank                     $ 57,500,000.00
                                                (8.214285714%)

Citicorp North America, Inc.                 $ 50,000,000.00
                                                (7.142857143%)

Bank of America, N.A                         $ 57,500,000.00
                                                (8.214285714%)

Wells Fargo Bank, National Association       $ 57,500,000.00
                                                (8.214285714%)

Commerzbank AG, New York and Grand
Cayman Branches                              $ 50,000,000.00
                                                (7.142857143%)

Bank Hapoalim, B.M                           $ 15,000,000.00
                                                (2.142857143%)

Wachovia Bank, N.A                           $ 35,000,000.00
                                                (5.000000000%)

First Union National Bank                    $ 50,000,000.00
                                                (7.142857143%)

Mellon Bank, N.A                             $ 15,000,000.00
                                                (2.142857143%)

SouthTrust Bank                              $ 20,000,000.00
                                                (2.857142857%)

SunTrust Bank                                $ 30,000,000.00
                                                (4.285714286%)

Bank One, NA                                 $ 57,500,000.00
                                                (8.214285714%)

                               Page 1 of 2 Pages
                                   EXHIBIT A
                                   ---------

        Union Bank of California, N.A                    $ 35,000,000.00
                                                            (5.000000000%)

        KeyBank National Association                     $ 20,000,000.00
                                                            (2.857142857%)

        Fleet National Bank                              $ 20,000,000.00
                                                            (2.857142857%)

        Citizens Bank of Rhode Island                    $ 20,000,000.00
                                                            (2.857142857%)

        PNC Bank, National Association                   $ 35,000,000.00
                                                            (5.000000000%)

        AmSouth Bank                                     $ 25,000,000.00
                                                            (3.571428571%)

        U.S. Bank National Association                   $ 25,000,000.00
                                                            (3.571428571%)

        Allfirst Bank                                    $ 25,000,000.00
                                                            (3.571428571%)

                               Page 2 of 2 Pages
                                   EXHIBIT A
                                   ---------

                                REQUEST FOR LOAN
                                ----------------

                           Date: _______________, 200_

The Chase Manhattan Bank
712 Main Street
Houston, Texas  77002
("Agent")

         RE: Request for Loan Under Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of December 20,
                                ----------------
                  2000, among Archstone Communities Trust, now known as Archstone-Smith Operating Trust (the "Borrower"), the Agent and the Lenders as signatory to the Credit Agreement

Gentlemen:

         Borrower hereby requests [check as applicable] [_] a conversion of an existing Loan as provided below, and/or [_] an advance under the Credit Agreement, which is allowed pursuant to Section 5.9 of the Credit Agreement, in the amount of $____________ [minimum of $1,000,000.00 and in multiples of $100,000.00].

         Maximum Principal Amount                           $700,000,000.00

         Less the amount outstanding under the
         Credit Agreement (including Swing Loans
         and Money Market Loans)                            $___________.__)
         Less the LC Exposure                               $___________.__)

         Less the LC Exposure                               $___________.__)

         Available amount                                   $___________.__

         Less amount requested                              $___________.__)

         Amount remaining to be advanced                    $___________.__


         The advance or conversion is to be made as follows:

                                Page 1 of 3 Pages
                                   EXHIBIT B
                                   ---------

         A.       Base Rate Borrowing.
                  -------------------

                  1.       Amount of Base Rate Borrowing:         $__________.__
                  2.       Date of Base Rate Borrowing             _______, 200_

         B.       Eurodollar Rate Borrowing:
                  -------------------------

                  1.       Amount of Eurodollar Rate
                           Borrowing:                             $__________.__

                  2.       Amount of conversion of existing
                           Loan to Eurodollar Rate Borrowing:     $__________.__

                  3.       Number of Eurodollar Rate
                           Borrowing(s) now in effect:             _____________
                           [cannot exceed 12]

                  4.       Date of Eurodollar Rate Borrowing
                           or conversion:                          _______, 200_

                  5.       Interest Period:                        _____________

                  6.       Expiration date of current Interest
                           Period as to this conversion:           _______, 200_

         C.       Swing Loan.
                  ----------

                  1.       Amount of Swing Loan:                  $__________.__
                           [minimum of $1,000,000.00 and in
                           multiples of $100,000.00]

                  2.       Date of Swing Loan:                     _______, 200_


                                Page 2 of 3 Pages
                                   EXHIBIT B
                                   ---------

         Borrower hereby represents and warrants that the amounts set forth above are true and correct, that the amount above requested has actually been incurred, that the representations and warranties contained in the Credit Agreement are true and correct as if made as of this date, and that Borrower has kept, observed, performed and fulfilled each and every one of its obligations under the Credit Agreement as of the date hereof [except as follows:]

                                Very truly yours,

                                ARCHSTONE-SMITH OPERATING TRUST

                                By:_______________________________

                                Name:_____________________________
                                Title:____________________________


                                Page 3 of 3 Pages
                                   EXHIBIT B
                                   ---------